Exhibit 99.1
PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE! 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6 THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DATA DOMAIN, INC. Data Domain, Inc. Special Meeting of Stockholders on August 14, 2009 The undersigned stockholder(s) of Data Domain, Inc., a Delaware corporation, hereby acknowledges receipt of the Proxy Statement/Prospectus, dated July 2, 2009, and hereby appoints Frank Slootman and Michael P. Scarpelli, and each of them, Proxies and Attorneys-in-Fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of stockholders of Data Domain, Inc. to be held at Data Domain’s corporate headquarters at 2421 Mission College Blvd., Santa Clara, CA 95054 on Friday, August 14, 2009 at 9 a.m., local time, and at any adjournment or postponement thereof, and to vote all shares of Data Domain common stock which the undersigned would be entitled to vote if personally present on any of the following matters described in this proxy statement/prospectus. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED IN FAVOR OF (i) THE MERGER PROPOSAL, AND (ii) THE ADJOURNMENT OR POSTPONEMENT OF THE DATA DOMAIN SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES, IN THE EVENT THAT THERE ARE NOT SUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE MERGER PROPOSAL. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING OF STOCKHOLDERS IN PERSON, TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE. (Continued and to be signed on other side)

YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of Data Domain, Inc. common stock for the upcoming Special Meeting of Stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free in the U.S. or Canada at 1-866-809-5296, on a touch-tone telephone. If outside the U.S. or Canada, call 1-215-521-4899. Please follow the simple instructions. You will be required to provide the unique control number printed below. OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/ddup, and follow the simple instructions. Please note you must type an “s” after http. You will be required to provide the unique control number printed below. You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. OR 3. Vote by Mail—If you do not wish to vote by telephone or over the Internet, please complete, sign, date and return the proxy card in the envelope provided, or mail to: Data Domain, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155. 6TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED6 X Please mark your vote as in this example THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
1. To adopt the FOR AGAINST ABSTAIN Agreement and Plan ☐ ☐ ☐ of Merger, dated as of May 20, 2009, by and among NetApp, Inc., Kentucky Merger Sub One Corporation, Derby Merger Sub Two LLC and Data Domain, Inc., as the agreement may be amended from time to time (the “Merger Proposal”).
2. To approve the FOR AGAINST ABSTAIN adjournment or ☐ ☐ ☐ postponement of the special meeting, if necessary, to solicit additional proxies, in the event that there are not sufficient votes at the time of the special meeting to approve the Merger Proposal.
Date:___, 2009 ___Signature ___Signature (if held jointly) ___Title(s), if any This proxy should be marked, dated and signed by each stockholder exactly as such stockholder’s name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. If shares are held by joint tenants or as community property, both holders should sign. Please mark, sign and date your proxy card and return it promptly in the enclosed envelope.